OTHER COMMITMENTS AND CONTINGENCIES	12 Months Ended
Dec. 31, 2012
Commitments and Contingencies Disclosure [Abstract]
OTHER COMMITMENTS AND CONTINGENCIES

35.	OTHER COMMITMENTS AND CONTINGENCIES

Assets Pledged

(in thousands of $)	December 31, 2012	December 31, 2011
Book value of vessels secured against long-term loans and capital leases	432,867	1,431,050

Other Contractual Commitments and contingencies

Insurance

The Company insures the legal liability risks for its shipping activities with Gard and Skuld. Both are mutual protection and indemnity associations.  As a member of a mutual association, the Company is subject to calls payable to the associations based on the Company's claims record in addition to the claims records of all other members of the association.  A contingent liability exists to the extent that the claims records of the members of the association in the aggregate show significant deterioration, which results in additional calls on the members.

Tax lease benefits

The benefits under lease financings are derived primarily from tax depreciation assumed to be available to lessors as a result of their investment in the vessels. In the event of any adverse tax changes or a successful challenge by the U.K. Revenue authorities with regard to the initial tax basis of the transactions, or in relation to the lease restructuring subsequent terminations we have entered into in 2010 or in the event of an early termination of our remaining leases, we may be required to make additional payments to the U.K. vessel lessors or the UK revenue authorities which could adversely affect our earnings and financial position.  We would be required to return all or a portion of, or in certain circumstances significantly more than, the upfront cash benefits that we have received or accrued over time, together with fees that were incurred in respect of our lease financing transactions including the restructuring and subsequent termination transactions or post additional security or make additional payments to the U.K. vessel lessors.  Six UK tax leases we entered into during 2003 were structured so that a cash benefit was received up front (in total a gross amount before deduction of fees of approximately £41 million British pounds, or GBP).   Of these six leases we have since terminated five, with one lease remaining, being that of the Methane Princess lease. In addition the Company entered into two further UK tax leases, but these accrue benefit over the term of the leases. Pursuant to the deconsolidation of Golar Partners from December 13, 2012, the Company accounts for Golar Partners under the equity method and therefore the capital lease obligations relating to these remaining three UK tax leases are not consolidated into the Company's balance sheet as of December 31, 2012.

Under the indemnity provisions of the Omnibus Agreement or the respective share purchase agreements, the Company has agreed to indemnify Golar Partners in the event of any liabilities in excess of scheduled or final scheduled amounts arising from the Methane Princess leasing arrangement and the termination thereof. However, this does not extend to that of the Golar Winter and the Golar Grand leases, as the leases are with a different lessor and the Company did not receive any upfront cash benefit in respect of these leases, but rather the benefits accrue over the term of the leases in the form of less expensive financing.

In addition, to the extent Golar Partners incurs any liabilities as a consequence of a successful challenge by the UK Revenue Authorities with regard to the initial tax basis of the transactions relating to any of the UK tax leases or in relation to the lease restructuring terminations in 2010, the Company has agreed to indemnify Golar Partners.

Legal proceedings and claims

The Company may, from time to time, be involved in legal proceedings and claims that arise in the ordinary course of business.
A provision will be recognized in the financial statements only where the Company believes that a liability will be probable and for which the amounts are reasonably estimable, based upon the facts known prior to the issuance of the financial statements.

NR Satu related claim

PT Golar Indonesia, a subsidiary of Golar Partners that is both the owner and operator of the NR Satu, has been notified of a claim that may be filed against it by PT Rekayasa, a subcontractor of the charterer, PT Nusantara Regas claiming that Golar and its subcontractor caused damage to the pipeline in connection with the FSRU conversion of the NR Satu and the related mooring. As of the current date no suit has been filed and Golar Partners is of the view were the claim to be filed with the Indonesian authorities any resolution could potentially take years to resolve. Golar Partners believes that it has meritorious defences against these claims and therefore as of December 31, 2012 has not recorded  any provision. Golar Partners is unable to estimate the possible loss given the early stages of the claim, but based on indicative numbers provided by the claimant the maximum amount of loss would be $9.6 million. Nevertheless in the event any such claim were successful against Golar Partners, under the indemnity provisions of the Time Charter Party, Golar Partners believes it has full recourse against the charterer. As part of the disposal of the NR Satu in July 2012 by the Company, Golar has also agreed to indemnify Golar Partners against any such losses.

Golar Viking related claim

In January 2011, Qatar Gas trading Company Limited ("Nakilat") chartered the Golar Viking from the Company for a period of 15 months. In April 2012, the time charter party agreement was terminated early. On February 15, 2013, Nakilat formally commenced arbitration proceedings against Golar claiming damages of $20.9 million for breach of contract, including that of early termination of the charter.  The Company believes that it has strong arguments to defend itself against any such claims,  accordingly, as of December 31, 2012, has not recorded any provision. Given the arbitration proceedings have only commenced, it is possible that the outcome of the arbitration proceedings may result in a loss of anything up to a maximum of $20.9 million.

Other

In December 2005, the Company signed a shareholders' agreement in connection with the setting up of a jointly owned company to be named Egyptian Company for Gas Services S.A.E ("ECGS"), which was to be established to develop hydrocarbon business and in particular LNG related business in Egypt.  As at December 31, 2012, the Company had a commitment to pay $1.0 million to a third party, contingent upon the conclusion of a material commercial business transaction by ECGS as consideration for work performed in connection with the setting up and incorporation of ECGS.